CONSULTING SERVICES AGREEMENT

THIS CONSULTING SERVICES AGREEMENT (the "Agreement") is entered into as of May 29, 2020, by and between **GREAT EAGLE FREIGHT LIMITED**, a Hong Kong company with an address at Unit 05-06, 3/F, Tower 2, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Hong Kong ("GEFD" or "Consultant"), and **UNIQUE LOGISTICS HOLDINGS, INC.**, a Delaware corporation with an address at 154-09 146th Avenue, Unit 3-B, Jamaica , NY 11434 ("ULH" or the "Company"). Each of GEFD and ULH may be referred to hereinafter, individually, as a "Party" and together, the "Parties".

R E C I T A L S:

WHEREAS, GEFD is a wholly owned subsidiary of UNIQUE LOGISTICS HOLDINGS LIMITED, a Hong Kong company with an address at Unit 05-06, 3/F, Tower 2, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Hong Kong ("UL Hong Kong").

WHEREAS, UL Hong Kong was the majority owner of Unique Logistics International (ATL) LLC, a Georgia limited liability company ("UL ATL"); Unique Logistics International (BOS) Inc, a Massachusetts corporation ("UL BOS"); and Unique Logistics International (USA) Inc., a New York corporation ("UL NY") (collectively the "US UL Entities"); and

WHEREAS, pursuant to that certain securities purchase agreement ("Purchase Agreement"), dated on even date herewith, UL Hong Kong sold its interests in the US UL Entities to ULH;

WHEREAS, UL Hong Kong has historically provided certain Services (as further defined herein) to the US UL Entities; and

WHEREAS, in connection with the Purchase Agreement and pursuant to the terms therein, UL Hong Kong wishes to continue to provide the Services via GEFD and ULH wishes to accept such services pursuant to the terms of this Agreement;

NOW THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. **<u>Services</u>.** During the Term (as defined herein) and any renewal thereof, Consultant shall use all reasonable efforts to provide ULH with consulting services as described on Schedule A hereto (collectively, the "Consulting Services") and with services related to business introductions in connection with certain accounts as described on Schedule B hereto (the "Introduction Services" and, together with the Consulting Services, the "Services"). Any additional services outside of the scope of the Services will be performed upon such terms and upon such fees as the Parties shall agree.

2. **<u>Fees</u>.** As consideration for the Consulting Services, the Company shall pay to Consultant Five Hundred Thousand Dollars (US$500,000) per annum for the duration of the Term payable quarterly in installments of US$125,000. As consideration for the Introduction Services, the Company shall pay to Consultant the commissions at the rates and in accordance with the payment schedule as set forth in Schedule B.

3. **<u>Expenses</u>.** Consultant shall not be authorized to incur on behalf of the Company any expenses and will be responsible for all expenses incurred while performing the Services unless otherwise agreed in writing by both Parties.

4. **Term and Termination.** This Agreement shall commence on May 29, 2020 (the "Effective Date") and continue until May 28, 2023 (the "Term"). Without prejudice to any other rights or remedies which it may have, either Party may terminate this Agreement forthwith by notice if:

(a) The other Party is in breach of any material obligation or warranty on its part to be observed or performed and shall not within 30 days of being notified of such breach, remedy the same (if capable of remedy) or (in the event such breach shall be incapable of remedy) offer adequate compensation therefore; or

(b) An administrator, receiver or liquidator is appointed in connection with the other Party or of any part of its business or the other Party is otherwise insolvent (save in relation to a reorganization, reconstruction or amalgamation not affecting the credit-worthiness of the other Party).

5. **Independent Contractor.** Consultant's relationship with the Company will be that of an independent contractor.

(a) **Method of Provision of Services.** Consultant shall be solely responsible for determining the method, details and means of performing the Services. Consultant may, at Consultant's own expense, employ or engage the services of such employees, subcontractors, partners or agents, as Consultant deems necessary to perform the Services (collectively, the "Consultant Agents"). The Consultant Agents are not and shall not be employees of the Company, and Consultant shall be wholly responsible for the performance of the Services by the Consultant Agents and shall be responsible for a breach of this Agreement by such Consultant Agents.

(b) **Company Obligations.** Company shall provide Consultant with reasonable assistance, information and materials so that Consultant can effectively provide the Services. Consultant shall be excused from performing the Services to the extent that Company delays or refuses to provide Consultant with such requested assistance, information or materials.

(c) **No Authority to Bind Company.** Consultant acknowledges and agrees that Consultant and the Consultant Agents have no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company.

(d) **No Benefits.** Consultant acknowledges and agrees that Consultant and Consultant Agents shall not be eligible for any Company employee benefits and, to the extent Consultant or the Consultant Agents otherwise would be eligible for any Company employee benefits but for the express terms of this Agreement, Consultant (on behalf of itself and its employees) hereby expressly declines to participate in such Company employee benefits.

(e) **Withholding.** Consultant shall have full responsibility for applicable withholding taxes for all compensation paid to Consultant or the Consultant Agents under this Agreement, and for compliance with all applicable labor and employment requirements with respect to Consultant's self-employment, sole proprietorship or other form of business organization, and with respect to the Consultant Agents, including state worker's compensation insurance coverage requirements and any U.S. immigration visa requirements.

6. **Confidentiality.** The Parties agree that during the term of the engagement being entered into herein, unless the other party has consented, or unless required by law, an industry regulator, or a court or agency of the government, the Parties will not reveal or disclose any Confidential Information of the other party to any third party, except to utilize such Confidential Information in a manner consistent with customary industry practices in connection with the Services performed hereunder, and then only to those persons who are under obligations of confidentiality similar to those set forth herein. The term "Confidential

Information" means (1) confidential business or technical information or data of the Parties that is competitively and commercially valuable to the Parties and not generally known, or available by legal means, to the competitors of' the Parties or (ii) material nonpublic information about the Parties. To the extent that either party discloses Confidential Information of the other party to its agents, affiliates, representatives, and employees in a manner consistent with the first sentence of the foregoing paragraph, the Parties agree that such disclosing party will be responsible for a breach of this section by its agents, affiliates, representatives, and employees. Following the termination of this engagement, all such nonpublic Confidential Information in either party's possession will be promptly returned to the other party at the other Party's request. Notwithstanding this requirement, the Parties shall be entitled to retain copies of Confidential Information to the extent that they are required to do so by law, statute or regulation or to comply with internal document retention requirements. Neither this section nor any restriction, non-disclosure nor use limitation or other obligation contained herein shall apply to information, data or item of any kind which is: (i) in the public domain, through no action of the disclosing party; (ii) already known by the disclosing party (as can be established by the disclosing party's records); (iii) disclosed to the disclosing party by any person or entity not known by the disclosing party to be under an obligation of confidentiality to the other party; or (iv) independently developed or derived by the disclosing party (as can be established by the disclosing party's records).

7. Limitations of Liability.

7.1 Consultant will defend, indemnify, and hold harmless the Company and its affiliates, and their respective officers, members, managers, employees, contractors, agents, and representatives (collectively, the "Indemnified Parties") from and against any and all damage, losses, liabilities, costs, expenses (including attorneys' fees, experts' fees, and court costs), liens, claims, demands and causes of action of every kind and character (collectively, "Claims") based upon, arising out of or resulting from Consultant's negligent or reckless act or omission or intentional wrongdoing in connection with the performance of the Services, including, without limitation, any damage to or loss of use of property, injury to any person, or fines or penalties (except where reimbursement of fines and penalties is prohibited by law); provided, however, that Consultant will not be obligated to defend, indemnify, or hold an Indemnified Party harmless from and against any Claim to the extent caused by any negligent or reckless act or omission or intentional wrongdoing of such Indemnified Party.

7.2 The Company will defend, indemnify, and hold Consultant harmless from and against any and all Claims based upon, arising out of or resulting from Consultant's performance of the Services hereunder; provided, however, that Company will not be obligated to defend, indemnify, or hold Consultant harmless from and against any Claim to the extent caused by any negligent or reckless act or omission or intentional wrongdoing of Consultant or Consultant Agents.

8. Force Majeure. Except for the obligation to pay money, neither party shall be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including act of war, terrorism, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, governmental act or failure of the Internet, provided that the delayed party: (a) gives the other party prompt notice of such cause, and (b) uses its reasonable commercial efforts to correct promptly such failure or delay in performance.

9. Non- Compete and No Solicitation.

9.1 Non Solicitation of Employees. Unless terminated earlier pursuant to the terms of this Agreement, during the Term, the Consultant agrees and covenants to abide by the terms of the Non-Competition and Non – Solicitation Agreement dated as of even date herewith. For avoidance of doubt, a

breach of the Non-Competition and Non Solicitation Agreement will be considered a breach of this Agreement.

10. **Miscellaneous.**

(a) **Entire Agreement/Amendment; Counterparts; Originals** This Agreement, together with any exhibits or schedules thereto, constitutes the sole, final and entire agreement between the parties and entire understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous understandings, written or oral, regarding such subject matter. Any additional or different terms in any purchase order or other communication shall be of no effect and not be binding upon the parties. This Agreement may only be amended or modified by a written document signed by authorized representatives of Company and Consultant.

(b) **Notices.** Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service, by e-mail in so-called "portable document format (.pdf)" with electronic confirmation of receipt thereof or confirmed facsimile, 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

(c) **Waiver.** No failure or delay on the part of either the Company or Consultant in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to either the Company or Consultant in law.

(d) **Assignment.** This Agreement is not assignable in whole or in part by either Party without the prior written consent of the other Party.

(e) **Governing Law.** This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice or conflict of law provision or rule.

(f) **Arbitration.** Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by arbitration administered by the International Centre for Dispute Resolution in accordance with its International Arbitration Rules. There shall be three arbitrators. The location of the arbitration shall be New York.

(g) **Severability.** If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions will be unaffected and will remain in full force and effect, and the invalid or unenforceable provision will be modified to the minimum extent necessary so that it is enforceable to the maximum extent permitted by applicable law; provided, however, that if such modification is not legally permissible, the illegal or invalid provision will be deemed not to be a part of this Agreement. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h) **Further Assurances.** The Company and Consultant agree to execute and deliver any additional documents and instruments and perform any additional acts that are or may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated herein and therein.

(i) **Counterparts/Electronic Signatures.** This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. Signatures of the Parties on this Agreement or on any document or instrument delivered pursuant to this Agreement via electronic transmission (including, but not limited to, email, .pdf or facsimile) shall be deemed to be original signatures and shall be sufficient to bind the Parties.

(j) **Advice of Counsel.** EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

The parties have executed this Agreement as of the date first written above.

COMPANY:

UNIQUE LOGISTICS HOLDINGS, INC.

By:______________________________

(Signature)

Name: SUNANDAN RAY

Title: CEO

Address:

154-09 146th Avenue, 3B

JAMAICA, NY 11434

CONSULTANT:

GREAT EAGLE FREIGHT LIMITED

By:______________________________

(Signature)

Name:______________________________

Title:______________________________

Address:

The parties have executed this Agreement as of the date first written above.

COMPANY:

UNIQUE LOGISTICS HOLDINGS, INC.

____

By:______________________________
(Signature)

Name:______________________________
Title:______________________________

Address:
____
____

CONSULTANT:

GREAT EAGLE FREIGHT LIMITED

____

By:______________________________
(Signature)

Name: LEE, PATRICK MAN BUN
Title: GROUP COO

Address:
____
____

SCHEDULE A

SERVICES TO BE PERFORMED

GEFD will provide the following logistics services to ULH:

Agents Management Services

Support services/ troubleshooting as liaison between ULH and agents/ affiliates managed by GEFD

Accounting and financial controls support

Cargo Wise support

IT Support

SCHEDULE B

INTRODUCTION SERVICES TO BE PERFORMED

GEFD will provide the following introduction services to ULH:

1. GEFD will receive a commission of US$5 per House Bill of Lading (or House Air Waybill) for new business introduced by GEFD to ULH for the first year following the introduction on the new business. New business includes business generated by new agents introduced by GEFD after Closing of the Purchase Agreement. For new business to qualify for commission ULH and GEFD must mutually approve the new business.
2. GEFD will receive commission of 7% of the Net Profit on specific customers of ULH Charlotte office for a period of 24 months from Closing of the Purchase Agreement. (Net Profit is defined as Gross Margin retained by ULH on business for these customers after deduction of applicable third party sales commissions, staff costs at ULH Charlotte office and rent of ULH Charlotte office). The customer list must be mutually approved by ULH and GEFD.
3. Commissions will be payable quarterly within 60 days of the end of the quarter and will be adjusted in case of uncollected receivables.